UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2006
SUTURA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25548 (Commission File Number)	84-1010269 (IRS Employer Identification No.)

17080 Newhope Street, Fountain Valley, California (Address of principal executive offices)		92708 (Zip Code)
Registrant’s telephone number, including area code: (714) 437-9801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K, as well as other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”), contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
Section 5 — Corporate Governance and Management
     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     At a Special Meeting of the Board of Directors of the Registrant (the “Board”) held on May 15, 2006, David Teckman was elected to the Board to fill an existing vacancy on the Board that was created when the Board resolved to amend the current bylaws to increase the authorized number of directors on the Board to five members. The number of directors authorized prior to such amendment was four. The information contained in the press release attached as exhibit 99.1 is incorporated herein.
     David Teckman, age 49, is currently a director of Minneapolis-based Whitebox Advisors, LLC, a hedge fund headquartered in Minneapolis, MN with $1.4 billion under management. Affiliates of Whitebox Advisors, LLC have invested a total of $16,550,000 in Sutura in exchange for Secured Convertible Notes and Warraants for shares of Sutura Common Stock. Prior to joining Whitebox, Mr. Teckman served as the President and CEO of Vivius, Inc. from 2000 to 2005. Vivius is a venture capital backed consumer driven healthcare company that developed, patented and deployed the first healthcare program allowing consumers to select healthcare benefits and providers on-line. Prior to Vivius he served as the president of Disc Systems Inc., an ambulatory health care software and information technologies company from 1997 to 1999. Mr. Teckman is Chairman of the Board of Mendota Healthcare and is a member of the Board of Visitors for the Pharmacy School at the University of Maryland.
Section 9 – Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits
(a)	Financial statements of business acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

Exhibit Index
(c)	Exhibits.
99.1	Press release announcing the appointment of David Teckman to the Board of Directors.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTURA, INC. (Registrant)
Date: May 17, 2006	/s/ Anthony Nobles
Anthony Nobles
President, Chief Executive Officer, Chairman of the Board